Toews Tactical Income Fund
THHYX

A series of Northern Lights Fund Trust

Supplement dated February 10, 2025 to the Prospectus dated August 28, 2024

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Effective immediately, the Performance Table on page 5 of the Summary Prospectus and page 10 of the Prospectus is hereby restated as follows:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)
	One Year	Five Years	Ten Years	Since Inception of the Fund (6-4-10)
Return before taxes	4.50%	2.31%	2.64%	4.11%
Return after taxes on distributions	2.64%	1.08%	1.27%	2.50%
Return after taxes on distributions and sale of Fund shares	2.62%	1.25%	1.42%	2.51%
Bloomberg U.S. Aggregate Bond Index*	5.53%	1.10%	1.81%	2.22%

*	Bloomberg U.S Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). It includes securities that have at least one year to maturity, and have an outstanding par value of at least $250 million. Bonds specifically excluded are tax-exempt municipal securities, inflation-linked bonds, floating-rate issues and convertible bonds. The index is market cap weighted and reconstituted on the last business day of the month. Investors cannot invest directly in an index or benchmark.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), August 28, 2024. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.